                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                              RITE AID CORPORATION

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Rite Aid Corporation ("Rite Aid") made pursuant to the prospectus, dated May o, 2003 (the "Prospectus"), if certificates for the outstanding 9 1/2% Senior Secured Notes due 2011 of Rite Aid and the related
Subsidiary Guarantees (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach BNY Midwest Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange
Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (or facsimile thereof) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the
Expiration Date. Holders of Old Notes who have previously validly delivered a notice of guaranteed delivery pursuant to the procedures outlined above and as further described in the Prospectus are not required to use this form. Holders of Old Notes who have previously validly tendered Old Notes for exchange or who validly tender Old Notes for exchange in accordance with this Form may withdraw any Old Notes so tendered at any time prior to the Expiration Date. See the
Prospectus under the heading "The Exchange Offer" for a more complete description of the tender and withdrawal provisions. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the
Prospectus.

                                                  Delivery to:
                                          BNY MIDWEST TRUST COMPANY

           BY FACSIMILE:                           BY MAIL:                   BY HAND BEFORE 4:30 P.M.:
           (212) 298-1915                   c/o Bank of New York                c/o Bank of New York
                                          Corporate Trust Operations          Corporate Trust Operations
       CONFIRM BY TELEPHONE:                Reorganization Unit                 Reorganization Unit
           (212) 815-6331               101 Barclay Street - 7 East         101 Barclay Street - 7 East
  Attention: Santino Ginocchietti           New York, NY 10286                  New York, NY 10286
                                       Attention: Santino Ginocchietti     Attention: Santino Ginocchietti

    BY OVERNIGHT COURIER AND BY HAND AFTER 4:30 P.M. ON THE EXPIRATION DATE:
                              c/o Bank of New York
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                               New York, NY 10286
                         Attention: Santino Ginocchietti

                                ---------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Rite Aid the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Guaranteed delivery procedures" section of the Prospectus.

PRINCIPAL AMOUNT OF 9 1/2% SENIOR SECURED NOTES TENDERED:*

$________________________________

Certificate Nos. (if available):        If 9 1/2% Senior Secured Notes will
                                        be delivered by book-entry
                                        transfer to The Depository Trust
                                        Company, provide account number.

_________________________________
Total Principal Amount Represented by Old Notes Certificate(s):

$________________________________ Account Number_______________________________

     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS
AND ASSIGNS OF THE UNDERSIGNED.

-----------------------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                                PLEASE SIGN HERE

  ---------------------------------------------            --------------------

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Signature(s) of Owner(s) or Authorized Signatory                  Date

Area Code and Telephone Number: __________________________________________

     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s)
authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                                    PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):      __________________________________________________________________

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Capacity:     __________________________________________________________________

Address(es):  __________________________________________________________________

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a financial institution that is a participant in the
Securities Transfer Agents Medallion Program, the New York Stock Exchange
Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The
Depository Trust Company pursuant to the procedures set forth in "The Exchange
Offer-Guaranteed delivery procedures" section of the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution of the
Notice of Guaranteed Delivery.

Name of Firm: _______________________    Authorized Signature: _________________

Address: ____________________________    _______________________________________
                                                            Title

_____________________________________
              Zip Code                   Name: _________________________________
                                                    Please Type or Print

Area Code and
Telephone No.: _____________________     Dated: _________________________, 2003

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          NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
       CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR
                   PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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